Note 2: Summary of Significant Accounting Practices: Earnings Per Share (Policies)	3 Months Ended
Aug. 31, 2013
Policies
Earnings Per Share

EARNINGS PER SHARE

Basic earnings per share amounts are computed by dividing the net income (loss) by the weighted average number of common shares outstanding. Diluted earnings (loss) per share are the same as basic earnings (loss) per share due to the lack of antidilutive items in the Company.